                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      April 12, 2002
                                                 ------------------------




                                HOLLY CORPORATION
                                -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                    001-03876                         75-1056913
----------------------------    ------------------------       ----------------------------------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer of incorporation)
      Identification No.)


  100 Crescent Court, Suite 1600
           Dallas, Texas                                                  75201-6927
----------------------------------------                                  ----------
(Address of principal executive offices)                                  (Zip Code)


Registrant's telephone number, including area code         (214) 871-3555
                                                    ---------------------------

ITEM 5.     OTHER EVENTS

On April 12, 2002, the Company issued the following press release:

         HOLLY CORPORATION ANNOUNCES THAT MOTION FOR SUMMARY JUDGMENT IN LONGHORN LAWSUIT HAS BEEN DENIED

                  Dallas, Texas, April 12, 2002 - Holly Corporation (AMEX "HOC") today announced that an El Paso, Texas district court has denied Holly's motion for summary judgment in the lawsuit brought by Longhorn Partners Pipeline, L.P. against Holly and certain subsidiaries. The result of the court's decision is that proceedings in the district court will continue in the Longhorn lawsuit, which has been pending since August 1998. Holly Corporation continues to believe that the Longhorn lawsuit is wholly without merit and plans to continue to defend itself vigorously. The Company also plans to pursue at the appropriate time any affirmative remedies that may be available to it relating to the Longhorn suit.

                   Holly Corporation, through its affiliates, Navajo Refining Company and Montana Refining Company, is engaged in the refining, transportation, terminalling and marketing of petroleum products.

         FOR FURTHER INFORMATION, Contact:

         Matthew P. Clifton, President
         Stephen J. McDonnell, Vice President
          and Chief Financial Officer
         Holly Corporation
         214/871-3555

         This Current Report on Form 8-K contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this Form 8-K, are forward-looking statements. Such statements are subject to risks and uncertainties, including but not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company's capital investments and marketing strategies, the Company's efficiency in carrying out construction projects, the costs of defense and the risk of an adverse decision in the Longhorn Pipeline litigation, and general economic conditions. Although the Company believes that the expectations reflected by such forward-looking statements are reasonable based on information currently available to the Company, no assurances can be given that such expectations will prove to have been correct. This summary discussion of risks and uncertainties that may cause actual results to differ from those indicated in forward-looking statements should be read in conjunction with the discussion under the heading "Additional Factors That May Affect Future Results" included in Item 7 of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2001, and the discussion under the heading "Additional Factors That May Affect Future Results" included in Item 2 of Part I of the Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 2002. All forward-looking statements included in this Current Report on Form 8-K and all subsequent oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth above.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                HOLLY CORPORATION
                                       ----------------------------------------
                                       (Registrant)



Date:   April 15, 2002                 By   /s/ Stephen J. McDonnell
       ----------------                  --------------------------------------
                                         Stephen J. McDonnell
                                         Vice President and Chief
                                           Financial Officer